EXHIBIT 24
LIMITED POWERS OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and James C. Lawson, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ Karen F. Andrews	Director	January 24, 2013
Karen F. Andrews

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and James C. Lawson, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ Stephanie H. Boyse	Director	January 28, 2013
Stephanie H. Boyse

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and James C. Lawson, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ James D. Buhr	Director	January 24, 2013
James D. Buhr

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and James C. Lawson, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ Kenneth W. Crawford	Director	January 16, 2013
Kenneth W. Crawford

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and James C. Lawson, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ John H. Foss	Director	January 23, 2013
John H. Foss

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and James C. Lawson, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ Norman G. Herbert	Director	January 15, 2013
Norman G. Herbert

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and James C. Lawson, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ James C. Lawson	Director,	January 24, 2013
James C. Lawson	Chairman of the Board

The undersigned, in his or her capacity as a director or officer, or both, of United Bancorp, Inc., does hereby appoint Randal J. Rabe, Robert K. Chapman, and James C. Lawson, or any one or more of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of United Bancorp, Inc. on Form 10-K for its fiscal year ended December 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

/s/ Len M. Middleton	Director	January 24, 2013
Len M. Middleton